LIBERTY GOVERNMENT FUNDS

                                  Annual Report

                                 August 31, 2002

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

President's Message

[photo of Keith T. Banks]


Dear Shareholder,

Over the past 12 months, the environment for the bond market was shaped both by economic events and investor concerns. Although the Federal Reserve Board halted its string of interest rate cuts in December 2001, its presence on the sidelines was felt by the bond market as investors tried to guess the timing of its next move. An initial estimate of robust economic growth in the first quarter suggested that the Fed could begin to raise short-term interest rates early in the year. However, when that figure was revised downward and second-quarter growth was barely one percent, the Fed continued to hold the line on interest rates to the benefit of the bond market.

Within the fixed-income universe the US government securities market was one of the strongest sectors for the 12-month period as investors sought the relative security of government bonds in the wake of the events of September 11, 2001, economic recession and a sinking stock market. The following report will provide you with more detailed information about fund performance and the strategies used by portfolio managers Michael Bissonnette, Leslie Finnemore and Ann Peterson. As always, we thank you for investing in Liberty Funds and for giving us the opportunity to help you build a strong financial future.

Sincerely,

/s/ Keith T. Banks

Keith T. Banks
President

Liberty Intermediate Government Fund
Net asset value per share as of 8/31/02 ($)
         Class A                    6.79
         Class B                    6.79
         Class C                    6.79
         Class Z                    6.79

Liberty Federal Securities Fund
Net asset value per share as of 8/31/02 ($)
         Class A                    10.88
         Class B                    10.88
         Class C                    10.88
         Class Z                    10.88


             o NOT FDIC INSURED o MAY LOSE VALUE o NO BANK GUARANTEE

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

30-day SEC yields as of 8/31/02  (%)

Class A                            3.84
Class B                            3.29
Class C                            3.43
Class Z                            4.28

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. If the advisor or its affiliates had not waived certain fund expenses, the 30-day SEC yield would have been 3.28% for class C shares.

Distributions declared per share
9/1/01 - 8/31/02 ($)

Class A                            0.32
Class B                            0.27
Class C                            0.28
Class Z                            0.34




About duration
--------------------------------------------------------------------------------

Duration is a measure, expressed in years, of interest-rate sensitivity. It's similar to maturity, but because it takes into consideration the entire stream of future principal and interest payments and how long it will take to collect them, it is a more complex and also a more accurate measure of a fund's exposure to changing interest rates.

Since we are active duration managers, we tend to use duration as a tactical tool to anticipate or respond to interest rate changes. Because bond prices move in the opposite direction that interest rates are moving, we lower duration when we expect interest rates to rise or we raise duration when we expect interest rates to fall. This adjustment provides the potential to benefit performance. If we are wrong and interest rates rise after we lengthen duration or fall after we shorten duration, fund performance could be hurt.



Portfolio Managers' Report -- Liberty Intermediate Government Fund

For the 12-month period ended August 31, 2002, Liberty Intermediate Government Fund class A shares delivered a total return of 7.84% without a sales charge. The fund's performance for the period was better than that of its peer group, the Lipper Intermediate US Government Funds category, which was 7.65%, but lower than its benchmark, the Lehman Brothers Intermediate US Government Bond Index, which returned 8.88%. The difference between the fund's performance and the benchmark can largely be accounted for by expenses, which reduce the fund's return, but are not a factor for the benchmark.

Bonds a source of strength in uncertain times

As the nation reacted to the terrorist attacks of September 2001, an economic recession and a wave of corporate accounting scandals, US investors backed away from the risks associated with the stock market and took refuge in bonds.

As a result, interest rates declined across the entire range of maturities throughout the year and US Treasury bonds rose in value. Long-term bonds received an additional boost when the federal government announced early in the year that it would stop issuing 30-year bonds. In short, investors who diversified into bonds were generally well rewarded.

Portfolio activity during the past 12 months

As interest rates came down, we increased the fund's investments in US Treasury securities to approximately 46.7% of net assets. This move had a positive impact on the fund because Treasuries were the strongest performers during the period. We decreased our investment in mortgage-backed securities from approximately 40.0% to 33.3% of net assets because they tend to lag the Treasury market during periods of declining interest rates. Lower interest rates make mortgage refinancing more attractive for homeowners. That hurts mortgage bonds because investors get their principal back earlier than expected at a time when alternatives are offering lower yields. We also reduced our investment in agency bonds during the period.

The fund's performance was hurt slightly by our purchase of corporate bonds during the first half of 2002. Although we restricted our purchases to under 4.0% of net assets and only invested in high-quality bonds, they underperformed as investors reacted negatively to the entire sector based on accounting problems at a handful of high-profile companies. Overall, we kept the duration of the portfolio at approximately four years. (Duration measures a fund's sensitivity to changes in interest rates. See sidebar on page 1.) This level represents an intermediate range of interest rate risk, consistent with the portfolio's objectives.

Subdued expectations for the period ahead

We anticipate that the Federal Reserve will continue to delay any increase in interest rates until it becomes clearer that the US economic recovery is on solid footing. We also believe that the "flight to quality" phenomenon, which made Treasury bonds such an attractive investment for the past 12 months, has probably peaked. As a result we believe that our positions in mortgage-backed and high-quality corporate bonds have the potential to benefit performance. Political tensions, notably the uncertainty surrounding a possible invasion of Iraq, are certainly a wild card in the forecast at this time.

/s/ Leslie W. Finnemore

Leslie W. Finnemore

/s/ Michael R. Bissonnette

Michael R. Bissonnette

/s/ Ann T. Peterson

Ann T. Peterson

Leslie W. Finnemore, Ann T. Peterson and Michael R. Bissonnette are the co-portfolio managers of Liberty Intermediate Government Fund. Ms. Finnemore and Mr. Bissonnette are senior vice presidents and Ms. Peterson is a vice president of Colonial Management Associates, Inc.

----------------
Investing in fixed-income securities offers the potential for attractive current income and total returns, but also involves certain risks. The value and return of your investment in the fund may fluctuate as a result of changes in interest rates and the financial strength of issuers of lower rated bonds.


 Average life breakdown (%)
 as of 8/31/02

[pie chart data]:

0-2 years:              23.9
2-6 years:              41.9
6-10 years:             26.0
10-15 years:             0.4
15-20 years:             1.0
Greater than 20 years:   6.8

Average life is the expected maturity of a bond and is calculated as a percentage of senior securities.


 Sector breakdown (%)

[bar chart data]:
                           As of 8/31/02    As of 8/31/01

Agency MBS                          31.8             39.4
Agency debt                         19.5             24.0
Treasury securities                 44.2             36.6
Non-agency MBS/ABS                   1.1              0.0
Corporates                           3.4              0.0

Sector breakdowns are calculated as a percentage of total investments, excluding short-term obligations. Since the fund is actively managed, there can be no guarantee that it will continue to maintain the sector breakdown or average life shown in the future.

Performance Information -- Liberty Intermediate Government Fund

Value of a $10,000 investment
8/31/92 - 8/31/02

Performance of a $10,000 investment 8/31/92 - 8/31/02 ($)

               without    with
                sales     sales
               charge    charge
----------------------------------
 Class A      17,866      17,017
----------------------------------
 Class B      16,583      16,583
----------------------------------
 Class C      17,333      17,333
----------------------------------
 Class Z      18,025        n/a
----------------------------------


[mountain chart data]:


            Class A shares       Class A shares       Lehman Bros. Intermediate
       without sales charge    with sales charge       US Government Bond Index

8/1992         $10,000.0              $ 9,525.0                       $10,000.0
                10,030.0                9,554.0                         9,974.0
                10,276.0                9,788.0                        10,444.0
                10,391.0                9,897.0                        10,536.0
                10,615.0               10,111.0                        10,870.0
                10,611.0               10,107.0                        10,886.0
                10,677.0               10,170.0                        10,887.0
                10,409.0                9,914.0                        10,666.0
                10,559.0               10,057.0                        10,840.0
                10,464.0                9,967.0                        10,704.0
                10,845.0               10,329.0                        11,124.0
                11,335.0               10,796.0                        11,633.0
                11,495.0               10,949.0                        11,810.0
                11,904.0               11,338.0                        12,166.0
                11,942.0               11,375.0                        12,258.0
                11,746.0               11,188.0                        12,160.0
                11,896.0               11,331.0                        12,335.0
                12,501.0               11,907.0                        12,853.0
                12,459.0               11,868.0                        12,855.0
                12,593.0               11,995.0                        13,027.0
                12,923.0               12,309.0                        13,329.0
                13,297.0               12,666.0                        13,661.0
                13,577.0               12,932.0                        13,937.0
                13,779.0               13,124.0                        14,143.0
                14,196.0               13,522.0                        14,563.0
                14,473.0               13,786.0                        14,882.0
                14,279.0               13,601.0                        14,800.0
                14,242.0               13,566.0                        14,848.0
                14,097.0               13,427.0                        14,892.0
                14,292.0               13,613.0                        15,061.0
                14,240.0               13,564.0                        15,086.0
                14,375.0               13,693.0                        15,293.0
                14,910.0               14,202.0                        15,814.0
                15,390.0               14,659.0                        16,298.0
                15,992.0               15,232.0                        16,962.0
                16,045.0               15,283.0                        17,101.0
                16,566.0               15,779.0                        17,631.0
                16,916.0               16,112.0                        18,070.0
                17,029.0               16,220.0                        18,209.0
                17,198.0               16,381.0                        18,398.0
8/2002          17,866.0               17,017.0                        19,196.0


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance does not guarantee future investment results. The principal value and investment returns will vary, resulting in a gain or loss on sale. The Lehman Brothers Intermediate US Government Bond Index is an unmanaged index that tracks the performance of US government securities. Unlike mutual funds, indexes are not investments, do not incur fees or charges and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.


Average annual total return as of 8/31/02 (%)
Share class                        A                          B                           C                    Z
Inception                      10/13/87                    6/8/92                      8/1/97               1/29/99
-------------------------------------------------------------------------------------------------------------------
                        without        with         without        with         without         with        without
                        sales          sales         sales         sales         sales          sales         sales
                        charge        charge        charge        charge        charge         charge        charge
-------------------------------------------------------------------------------------------------------------------
1-year                   7.84          2.72          7.04          2.04          7.20           6.20          8.11
-------------------------------------------------------------------------------------------------------------------
5-year                   6.69          5.66          5.90          5.58          6.06           6.06          6.88
-------------------------------------------------------------------------------------------------------------------
10-year                  5.97          5.46          5.19          5.19          5.65           5.65          6.07
-------------------------------------------------------------------------------------------------------------------

Average annual total return as of 6/30/02 (%)
Share class                        A                          B                           C                     Z
-------------------------------------------------------------------------------------------------------------------
                        without        with         without        with         without         with        without
                        sales          sales         sales         sales         sales          sales         sales
                        charge        charge        charge        charge        charge         charge        charge
-------------------------------------------------------------------------------------------------------------------
1-year                   7.76          2.64          6.96          1.96          7.12           6.12          8.03
-------------------------------------------------------------------------------------------------------------------
5-year                   6.37          5.34          5.58          5.26          5.75           5.75          6.55
-------------------------------------------------------------------------------------------------------------------
10-year                  5.82          5.30          5.03          5.03          5.51           5.51          5.91
-------------------------------------------------------------------------------------------------------------------


Past performance cannot predict future investment results. The principal value and investment returns will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The "with sales charge" returns include the maximum 4.75% sales charge for class A shares, the appropriate maximum class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes varies based on differences in sales charges and fees associated with each class.

Class C and Z share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. Returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the class C shares would have been lower.

30-day SEC yields on 8/31/02  (%)

Class A           4.18
Class B           3.63
Class C           3.79
Class Z           4.63

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. If the advisor or its affiliates had not waived certain fund expenses, the 30-day SEC yield would have been 3.64% for class C shares.

Distributions declared per share
9/1/01 - 8/31/02 ($)

Class A                            0.56
Class B                            0.48
Class C                            0.49
Class Z                            0.58




About duration
--------------------------------------------------------------------------------

Duration is a measure, expressed in years, of interest-rate sensitivity. It's similar to maturity, but because it takes into consideration the entire stream of future principal and interest payments and how long it will take to collect them, it is a more complex and also a more accurate measure of a fund's exposure to changing interest rates.

Since we are active duration managers, we tend to use duration as a tactical tool to anticipate or respond to interest rate changes. Because bond prices move in the opposite direction that interest rates are moving, we lower duration when we expect interest rates to rise or we raise duration when we expect interest rates to fall. This adjustment provides the potential to benefit performance. If we are wrong and interest rates rise after we lengthen duration or fall after we shorten duration, fund performance could be hurt.



Portfolio Managers' Report -- Liberty Federal Securities Fund

For the 12-month period ended August 31, 2002, Liberty Federal Securities Fund class A shares delivered a total return of 8.05% without a sales charge. The fund's performance was better than that of its peer group, the Lipper General US Government Funds category, which was 7.87%. The fund underperformed its benchmark, the Lehman Brothers Intermediate US Government Bond Index, which returned 8.88%. The difference between the fund's performance and the benchmark can be accounted for by expenses, which reduced the fund's return. These expenses are borne by the fund, but not by the fund's benchmark.

A source of strength in uncertain times
As the nation reacted to the terrorist attacks of September 2001, an economic recession and a wave of corporate accounting scandals, US investors backed away from the risks associated with the stock market and took refuge in bonds. As a result, interest rates declined across the entire range of maturities throughout the year and US Treasury bonds rose in value. Long-term bonds received an additional boost when the federal government announced early in the year that it would stop issuing 30-year bonds. In short, investors who diversified into bonds were generally well rewarded.

Portfolio activity during the past 12 months
The fund's performance was aided by a concentration in the US Treasury market, which was the most attractive asset class during the period. During the period, we increased the Treasury component from 41.6% to approximately 44.6% of net assets. However, the fund's shorter duration relative to its benchmark offset any advantage gained by the emphasis on Treasuries. (Duration is a measure of interest rate sensitivity. See sidebar.) We reduced the fund's duration early in 2002 because we felt the fund's relatively long duration was overly aggressive given our forecast of stabilizing economic growth, which is what we expected as the year began. However, at the end of the period, duration was 4.1 years, still a moderately aggressive position but well below the 5.2 year duration of six months ago.

Performance was also hurt by our purchase of a small amount of corporate bonds during the past six months (representing 3.6% of net assets on 8/31/02). Although we purchased only high-quality bonds, these bonds underperformed as investors reacted negatively to the entire sector based on accounting problems at a handful of high-profile companies. We continued to maintain the position on the expectation that investors will begin to reward higher-quality corporate bonds as their concerns abate.

Subdued expectations for the period ahead
We anticipate that the Federal Reserve will delay any increase in interest rates until it becomes clearer that the US economic recovery is on solid footing. We also believe that the "flight to quality" phenomenon, which made Treasury bonds such an attractive investment for the past 12 months, has probably peaked. As a result, we believe that our positions in mortgage-backed and high-quality corporate bonds have the potential to benefit performance. Political tensions, notably the uncertainty surrounding a possible invasion of Iraq, are certainly a wild card in this forecast at this time.

/s/ Leslie W. Finnemore

Leslie W. Finnemore

/s/ Michael R. Bissonnette

Michael R. Bissonnette

/s/ Ann T. Peterson

Ann T. Peterson

Leslie W. Finnemore, Ann T. Peterson and Michael R. Bissonnette are the co-portfolio managers of Liberty Federal Securities Fund. Ms. Finnemore and Mr. Bissonnette are senior vice presidents and Ms. Peterson is a vice president of Colonial Management Associates, Inc.

-------------------
Investing in fixed-income securities offers the potential for attractive current income and total returns, but also involves certain risks. The value and return of your investment in the fund may fluctuate as a result of changes in interest rates and the financial strength of issuers of lower rated bonds.


 Average life breakdown (%)
 as of 8/31/02

[pie chart data]:


0-2 years:              31.5
2-6 years:              34.7
6-10 years:             18.7
10-15 years:             0.8
15-20 years:             6.2
Greater than 20 years:   8.1


Average life is the expected maturity of a bond and is calculated as a percentage of senior securities.


 Sector breakdown (%)

[bar chart data]:

                           As of 8/31/02     As of 8/31/01

Agency MBS                          34.3             31.6
Agency debt                         13.6             14.0
Treasury securities                 45.2             37.1
Non-agency MBS/ABS                   3.7             17.3
Corporates                           3.2              0.0


Sector breakdowns are calculated as a percentage of total investments, excluding short-term obligations. Since the fund is actively managed, there can be no guarantee that it will continue to maintain the sector breakdown or average life shown in the future.

Performance Information -- Liberty Federal Securities Fund

Value of a $10,000 investment
8/31/92 - 8/31/02


Performance of a $10,000 investment 8/31/92 - 8/31/02 ($)

              without     with
                sales     sales
               charge    charge
-------------------------------------
 Class A      19,306      18,389
-------------------------------------
 Class B      17,909      17,909
-------------------------------------
 Class C      18,730      18,730
-------------------------------------
 Class Z      19,481       n/a
-------------------------------------

[mountain chart data]:

             Class A shares        Class A shares     Lehman Bros. Intermediate
       without sales charge     with sales charge      US Government Bond Index

8/1992           $10,000.0               $9,525.0                     $10,000.0
                  10,026.0                9,550.0                       9,974.0
                  10,727.0               10,217.0                      10,444.0
                  10,881.0               10,364.0                      10,536.0
                  11,416.0               10,873.0                      10,870.0
                  11,360.0               10,820.0                      10,886.0
                  11,310.0               10,772.0                      10,887.0
                  10,829.0               10,315.0                      10,666.0
                  10,990.0               10,468.0                      10,840.0
                  10,705.0               10,196.0                      10,704.0
                  11,332.0               10,794.0                      11,124.0
                  12,082.0               11,508.0                      11,633.0
                  12,245.0               11,664.0                      11,810.0
                  12,780.0               12,173.0                      12,166.0
                  12,700.0               12,097.0                      12,258.0
                  12,314.0               11,729.0                      12,160.0
                  12,463.0               11,871.0                      12,335.0
                  13,304.0               12,672.0                      12,853.0
                  13,160.0               12,535.0                      12,855.0
                  13,308.0               12,675.0                      13,027.0
                  13,739.0               13,086.0                      13,329.0
                  14,255.0               13,578.0                      13,661.0
                  14,595.0               13,901.0                      13,937.0
                  14,844.0               14,139.0                      14,143.0
                  15,401.0               14,669.0                      14,563.0
                  15,670.0               14,926.0                      14,882.0
                  15,402.0               14,671.0                      14,800.0
                  15,302.0               14,575.0                      14,848.0
                  15,004.0               14,291.0                      14,892.0
                  15,196.0               14,474.0                      15,061.0
                  15,105.0               14,387.0                      15,086.0
                  15,247.0               14,523.0                      15,293.0
                  15,940.0               15,183.0                      15,814.0
                  16,514.0               15,730.0                      16,298.0
                  17,246.0               16,427.0                      16,962.0
                  17,194.0               16,377.0                      17,101.0
                  17,873.0               17,024.0                      17,631.0
                  18,238.0               17,372.0                      18,070.0
                  18,371.0               17,498.0                      18,209.0
                  18,516.0               17,637.0                      18,398.0
8/2002            19,306.0               18,389.0                      19,196.0


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance does not guarantee future investment results. The principal value and investment returns will vary, resulting in a gain or loss on sale. The Lehman Brothers Intermediate US Government Bond Index is an unmanaged index that tracks the performance of US government securities. Unlike mutual funds, indexes are not investments, do not incur fees or charges and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.


Average annual total return as of 8/31/02 (%)
Share class                        A                          B                           C                    Z
Inception                       3/30/84                    6/8/92                      8/1/97               1/11/99
-------------------------------------------------------------------------------------------------------------------
                        without        with         without        with         without         with        without
                        sales          sales         sales         sales         sales          sales         sales
                        charge        charge        charge        charge        charge         charge        charge
-------------------------------------------------------------------------------------------------------------------
1-year                   8.05          2.92          7.25          2.25          7.41           6.41          8.32
-------------------------------------------------------------------------------------------------------------------
5-year                   7.04          6.01          6.25          5.94          6.41           6.41          7.24
-------------------------------------------------------------------------------------------------------------------
10-year                  6.80          6.28          6.00          6.00          6.48           6.48          6.90
-------------------------------------------------------------------------------------------------------------------

Average annual total return as of 6/30/02 (%)
Share class                        A                          B                           C                    Z
-------------------------------------------------------------------------------------------------------------------
                        without        with         without        with         without         with        without
                        sales          sales         sales         sales         sales          sales         sales
                        charge        charge        charge        charge        charge         charge        charge
-------------------------------------------------------------------------------------------------------------------
1-year                   8.34          3.20          7.54          2.54          7.70           6.70          8.61
-------------------------------------------------------------------------------------------------------------------
5-year                   6.74          5.71          5.95          5.63          6.12           6.12          6.92
-------------------------------------------------------------------------------------------------------------------
10-year                  6.74          6.22          5.94          5.94          6.43           6.43          6.83
-------------------------------------------------------------------------------------------------------------------


Past performance cannot predict future investment results. The principal value and investment returns will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. The "with sales charge" returns include the maximum 4.75% sales charge for class A shares, the appropriate maximum class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes varies based on differences in sales charges and fees associated with each class.

Class C and Z share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. Returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the class C shares would have been lower.

Investment Portfolio -- Liberty Intermediate Government Fund

August 31, 2002



U.S. GOVERNMENT AGENCIES &

OBLIGATIONS - 100.9%                  PAR         VALUE
-------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 54.2%
Federal Home Loan Bank:
   4.500% 04/25/03            $40,110,000  $ 40,823,156
   5.720% 08/25/03                500,000       519,315
   7.590% 03/10/05                 50,000        56,012
                                           ------------
                                             41,398,483
                                           ------------

Federal Home Loan Mortgage Corp.:
   5.913% 07/01/19 (a)            125,105       125,184
   6.019% 05/01/18 (a)            189,238       193,229
   6.094% 02/01/18 (a)             49,195        49,956
   6.339% 11/01/18 (a)             52,454        53,503
   7.500% 04/01/07 - 03/01/16     266,593       281,175
   8.000% 06/01/07 - 04/01/17   3,099,188     3,271,054
   8.500% 12/01/07 - 09/01/17     744,661       805,597
   8.750% 12/01/05 - 10/01/13     328,852       351,766
   9.000% 09/01/04 - 12/01/18     581,522       633,113
   9.250% 11/01/08 - 10/01/19   1,502,946     1,611,910
   9.500% 02/01/05 - 09/01/16     489,976       535,629
   9.750% 04/01/09 - 09/01/16     105,664       112,993
   10.000% 11/01/19                93,981       106,923
   10.250% 01/01/09 - 10/01/10    302,649       340,574
   10.500% 11/01/09 - 04/01/21    641,392       733,484
   11.250% 09/01/05 - 12/01/15    575,130       667,160
                                           ------------
                                              9,873,250
                                           ------------

Federal National Mortgage Association:
   4.041% 07/01/27 (a)             66,504        67,439
   4.625% 06/01/19 (a)             40,592        41,949
   4.970% 07/01/20 (a)             36,135        36,756
   4.981% 06/01/20 (a)             99,440       101,087
   5.218% 12/01/31 (a)            190,040       193,248
   5.225% 08/01/19 (a)             77,815        79,286
   5.383% 12/01/17 (a)             31,683        31,980
   5.471% 03/01/18 (a)            372,151       380,700
   5.474% 11/01/19 (a)             28,556        29,015
   5.680% 11/01/23 (a)             56,102        57,004
   6.000% 02/01/24 - 05/01/26  13,865,807    14,138,686
   6.250% 05/15/29              8,602,000     9,373,169
   6.375% 10/15/02             12,612,000    12,680,609
   6.500% 10/01/07 - 01/01/29   2,292,705     2,371,348
   6.625% 09/15/09             11,525,000    13,189,325
   7.000% 07/15/05 - 11/01/23  17,778,031    19,711,600
   7.250% 01/15/10             26,350,000    31,212,629
   7.500% 02/01/06 - 10/01/23   1,038,381     1,095,956
   8.000% 07/01/08 - 08/01/09     551,523       594,831
   8.250% 05/01/08 - 06/01/08     144,419       153,947





                                      PAR        VALUE
-------------------------------------------------------
   8.500% 09/01/07 - 09/01/21 $ 1,457,959   $ 1,578,357
   9.000% 06/01/07 - 06/01/22   3,518,630     3,845,211
   9.500% 12/01/06                  4,027         4,418
   10.000% 09/01/03 - 10/01/06    801,457       887,614
   10.500% 03/01/14 - 02/01/16    858,466       987,768
   11.000% 08/01/15 - 12/01/15    240,470       278,418
   To Be Announced:
   6.000% (b)                  14,000,000    14,218,820
   6.500% (b)                  70,760,000    73,059,700
   7.000% (b)                  31,500,000    32,831,175
   7.500% (b)                   3,400,000     3,619,946
                                           ------------
                                            236,851,991
                                           ------------

Government National Mortgage Association:
   5.375% 05/20/22 (a)            137,268       140,121
   5.375% 06/20/23 (a)            105,941       108,192
   6.500% 06/15/23 - 01/15/29   4,964,936     5,168,766
   6.750% 08/20/22 (a)             14,872        15,292
   7.000% 03/15/22 - 10/15/29  20,612,363    21,614,111
   7.500% 02/15/07                 44,351        47,511
   8.000% 03/15/04 - 07/15/23     678,221       722,442
   8.500% 06/15/17 - 11/20/22     344,331       367,689
   8.750% 11/15/21 - 12/15/21     381,646       408,002
   8.850% 09/15/18 - 12/15/19     828,080       908,861
   9.000% 08/15/08 - 02/15/25   3,908,737     4,239,934
   9.250% 06/15/16 - 12/15/21   1,227,359     1,327,462
   9.500% 10/15/04 - 01/20/25   1,794,439     1,973,959
   10.000% 10/15/03 - 02/15/24    825,734       900,510
   10.250% 10/15/18               117,899       131,605
   10.500% 12/15/02 - 11/15/20  2,215,591     2,542,502
   10.625% 05/15/10                17,050        19,570
   11.000% 12/15/09 - 03/15/21  2,469,936     2,855,503
   11.250% 07/15/15 - 12/15/15     64,837        74,036
   11.500% 03/15/10 - 01/15/21  4,148,419     4,852,134
   11.750% 07/15/13 - 07/15/15     79,703        92,305
   12.000% 07/15/11 - 02/20/16  4,508,776     5,312,670
   12.250% 08/15/13 - 05/15/14    268,781       312,624
   12.500% 04/15/10 - 11/20/15  3,168,741     3,757,744
   12.750% 05/15/14                40,311        47,391
   13.000% 01/15/11 - 01/15/16  1,251,159     1,500,846
   13.500% 05/15/10 - 06/15/15    844,330     1,023,437
   14.000% 06/15/11 - 03/15/12     33,148        40,524
   14.500% 10/15/12                14,311        17,674
   15.000% 09/15/11 - 09/15/12     73,706        91,303
                                           ------------
                                             60,614,720
                                           ------------



See notes to investment portfolio.

August 31, 2002


U.S. GOVERNMENT AGENCIES &
OBLIGATIONS (CONTINUED)               PAR         VALUE
-------------------------------------------------------
U.S. Small Business Administration:
   7.600% 01/01/12            $ 1,483,287   $ 1,613,075
   8.200% 10/01/11              1,213,922     1,329,624
   8.250% 11/01/11              3,106,504     3,405,505
   8.650% 11/01/14              2,547,735     2,859,832
   8.850% 08/01/11                266,038       295,136
   9.150% 07/01/11                949,637     1,061,813
                                           ------------
                                             10,564,985
                                           ------------

TOTAL U.S. GOVERNMENT AGENCIES
   (cost of $341,575,616)                   359,303,429
                                           ------------

-------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 46.7%
U.S. Treasury Bonds & Notes:
   3.250% 12/31/03             20,676,000    21,063,675
   4.625% 05/15/06             19,059,000    20,274,583
   4.875% 02/15/12             24,850,000    26,315,653
   5.000% 08/15/11              7,200,000     7,701,696
   5.500% 08/15/28              2,228,000     2,345,995
   5.625% 11/30/02             20,334,000    20,524,530
   5.875% 11/15/05              9,105,000    10,017,594
   6.125% 08/15/07-11/15/27    14,582,000    16,538,538
   6.500% 10/15/06-11/15/26(c) 74,087,000    86,421,646
   6.750% 05/15/05              4,565,000     5,318,648
   6.750% 08/15/26              4,348,000     5,080,662
   6.875% 08/15/25              3,843,000     4,748,488
   7.125% 02/15/23             11,619,000    14,625,416
   7.500% 02/15/05             12,822,000    14,402,696
   7.875% 11/15/04             41,140,000    46,082,971
   8.750% 08/15/20              4,887,000     7,064,745
   10.750% 08/15/05               685,000       844,687
                                           ------------

TOTAL U.S. GOVERNMENT OBLIGATIONS
   (cost of $296,000,868)                   309,372,223
                                           ------------

TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
   (cost of $637,576,484)                   668,675,652
                                           ------------

CORPORATE FIXED-INCOME BONDS & NOTES - 3.6%
-------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 1.2%
NON-DEPOSITORY CREDIT INSTITUTIONS - 1.2%
Boeing Capital Corp.,
   6.500% 02/15/12              2,500,000     2,590,475
General Motors Acceptance Corp.,
   7.000% 02/01/12              2,500,000     2,523,400
Verizon Global Funding Corp.,
   7.250% 12/01/10              2,500,000     2,500,825
                                           ------------
                                              7,614,700
                                           ------------





                                      PAR        VALUE
-------------------------------------------------------
MANUFACTURING - 1.2%
CHEMICALS & ALLIED PRODUCTS - 0.4%
Dow Chemical Co.,
   6.125% 02/01/11             $ 2,500,000  $ 2,566,325
                                           ------------
FOOD & KINDRED PRODUCTS - 0.4%
Kraft Foods, Inc.,
   5.625% 11/01/11              2,500,000     2,601,925
                                           ------------
METALS & MINING - 0.4%
Alcoa, Inc.,
   6.000% 01/15/12              2,500,000     2,665,250
                                           ------------

-------------------------------------------------------
RETAIL TRADE - 0.4%
GENERAL MERCHANDISE STORES - 0.4%
Target Corp.,
   5.875% 03/01/12              2,500,000     2,663,275
                                           ------------

-------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS,
ELECTRIC, GAS & SANITARY SERVICES - 0.8%
BROADCASTING - 0.4%
Gannett Co., Inc.,
   6.375% 04/01/12              2,500,000     2,750,450
                                           ------------

PRINTING & PUBLISHING - 0.4%
Viacom, Inc.,
   6.625% 05/15/11              2,500,000     2,682,750
                                           ------------

TOTAL CORPORATE FIXED-INCOME BONDS & NOTES
   (cost of $22,664,740)                     23,544,675
                                           ------------

ASSET-BACKED & NON-AGENCY
MORTGAGE-BACKED SECURITIES - 1.1%
-------------------------------------------------------
Residential Funding Mortgage Securities, Inc.:
   6.460% 10/25/31              2,625,000     2,742,364
   6.650% 10/25/31              1,000,000     1,044,110
   7.500% 11/25/30              2,291,194     2,432,331
   7.750% 10/25/30              1,141,796     1,209,128
                                           ------------
TOTAL ASSET-BACKED & NON-AGENCY
MORTGAGE-BACKED SECURITIES
   (cost of $7,090,758)                       7,427,933
                                           ------------



See notes to investment portfolio.

August 31, 2002


SHORT-TERM OBLIGATION - 12.2%         PAR         VALUE
-------------------------------------------------------
Repurchase agreement with SBC
   Warburg Ltd., dated 08/30/02, due
   09/03/02 at 1.820%, collateralized
   by U.S. Treasury Bonds and/or
   Notes with various maturities to
   02/15/29, market value $82,505,777
   (repurchase proceeds $80,696,315)
   (cost of $80,680,000)       $80,680,000 $ 80,680,000
                                           ------------

TOTAL INVESTMENTS - 117.8%
   (cost of $748,011,982)(d)                780,328,260
                                           ------------

OTHER ASSETS & LIABILITIES, NET - (17.8)%  (117,704,231)
-------------------------------------------------------
Net Assets - 100.0%                        $662,624,029
                                           ============


NOTES TO INVESTMENT PORTFOLIO:

(a) Interest rates on variable rate securities change periodically. The rate listed is as of August 31, 2002.

(b) This security has been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and the settlement date. The exact quantity purchased may be slightly more or less than the amount shown.

(c) This security, or a portion thereof with a market value of $1,683,185, is being used to collateralize open futures contracts.

(d) Cost for generally accepted accounting principles is $748,011,982. Cost for federal income tax purposes is $750,487,307. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to timing differences and amortization/accretion tax elections on fixed-income securities. Realized losses have been deferred for tax purposes and cost adjusted accordingly.

Long futures contracts open at August 31, 2002:

                     PAR VALUE               UNREALIZED
                    COVERED BY  EXPIRATION  APPRECIATION
     TYPE            CONTRACTS     MONTH     AT 08/31/02
--------------------------------------------------------
5 Year U.S.
   Treasury Note    $9,100,000   December     $55,161
                                              =======

Short futures contracts open at August 31, 2002:

                     PAR VALUE               UNREALIZED
                    COVERED BY  EXPIRATION  DEPRECIATION
     TYPE            CONTRACTS     MONTH     AT 08/31/02
--------------------------------------------------------
10 Year U.S.
   Treasury Note   $15,700,000   September   $(898,194)
                                             ==========



See notes to financial statements.

Investment Portfolio -- Liberty Federal Securities Fund

August 31, 2002



U.S. GOVERNMENT AGENCIES
& OBLIGATIONS - 91.0%                 PAR         VALUE
-------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 46.4%
Federal Home Loan Mortgage Corp.:
   6.875% 01/15/05            $ 7,056,000   $ 7,758,707
   7.500% 03/01/16                141,969       148,489
   8.000% 04/01/07 - 05/01/16     871,142       930,641
   8.500% 12/01/07 - 07/01/10     552,968       598,217
   8.750% 03/01/04 - 02/01/10     160,665       171,861
   9.000% 09/01/04 - 01/01/22   1,330,518     1,442,158
   9.250% 10/01/08 - 11/01/10   1,277,640     1,370,268
   9.500% 10/01/08 - 10/01/16     563,602       616,090
   9.750% 11/01/08 - 09/01/16     201,032       214,978
   10.000% 11/01/19                93,981       106,923
   10.250% 09/01/09 - 11/01/13    344,052       387,165
   10.500% 06/01/17 - 01/01/20    454,730       519,951
   11.250% 10/01/03 - 07/01/15    287,824       334,414
   11.500% 02/01/15                47,001        54,976
   12.000% 09/01/13                 1,812         2,102
                                           ------------
                                             14,656,940
                                           ------------

Federal National Mortgage Association:
   6.000% 12/01/08 - 03/01/24  17,282,629    17,959,239
   6.375% 10/15/02              3,506,000     3,525,073
   6.500% 07/01/03 - 06/01/29   2,910,829     3,008,658
   7.000% 07/01/10 - 02/01/27     791,380       834,996
   7.125% 01/15/30              1,166,000     1,409,717
   7.250% 01/15/10              6,774,000     8,024,074
   7.500% 02/01/06 - 12/01/23     677,343       716,765
   8.000% 07/01/08 - 08/01/09     538,140       580,476
   8.250% 05/01/08 - 09/01/11     308,958       329,343
   8.500% 05/01/08 - 07/01/17   1,099,160     1,189,929
   9.000% 06/01/06 - 08/01/21   3,312,374     3,611,536
   9.500% 06/01/08 - 02/01/18     343,861       371,836
   To Be Announced:
   5.500% (a)                   9,377,000     9,576,261
   6.500% (a)                  96,847,000   100,277,747
   7.000% (a)                  56,437,000    58,782,522
   7.500% (a)                  15,869,000    16,801,540
   8.000% (a)                  17,500,000    18,653,950
                                           ------------
                                            245,653,662
                                           ------------

Government National Mortgage Association:
   6.500% 06/15/23 - 02/15/29   6,647,438     6,894,105
   7.000% 04/15/22 - 09/15/29  13,969,469    14,611,379
   7.500% 04/15/06 - 03/15/07     251,969       268,599
   8.000% 06/15/05 - 04/15/08      13,166        14,207
   9.000% 08/15/08 - 09/15/17   2,309,642     2,534,211
   10.500% 02/15/13 - 08/15/21  2,995,895     3,438,718




                                      PAR         VALUE
-------------------------------------------------------
   11.000% 01/15/10 - 02/15/10 $      782    $      905
   11.500% 04/15/13 - 08/15/13     12,548        14,685
   11.750% 07/15/13 - 09/15/15     82,064        95,039
   12.000% 12/15/12 - 06/15/15    151,757       178,835
   12.500% 04/15/10 - 11/15/14  1,472,821     1,747,590
   13.000% 01/15/11 - 03/15/15    537,360       645,165
   To Be Announced,
   7.000% (a)                  15,000,000    15,689,100
                                           ------------
                                             46,132,538
                                           ------------

TOTAL U.S. GOVERNMENT AGENCIES
   (cost of $298,522,632)                   306,443,140
                                           ------------

-------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 44.6%
U.S. Treasury Bonds & Notes:
   3.000% 01/31/04             13,920,000    14,137,430
   4.875% 02/15/12             25,200,000    26,686,296
   5.000% 02/15/11             51,480,000    55,147,950
   5.500% 08/15/28             35,657,000    37,545,395
   5.625% 11/30/02              4,294,000     4,334,235
   5.750% 08/15/10              3,637,000     4,084,205
   6.125% 08/15/07             14,585,000    16,486,738
   6.500% 02/15/10             14,697,000    17,178,148
   6.750% 08/15/26              8,540,000    10,446,470
   6.875% 05/15/06 - 08/15/25  29,894,000    34,899,104
   7.250% 08/15/22             10,346,000    13,168,492
   7.875% 11/15/04             20,650,000    23,131,097
   8.750% 08/15/20              8,559,000    12,373,062
   8.875% 02/15/19 (b)         13,558,000    19,593,344
   11.250% 02/15/15             3,530,000     5,778,433
                                           ------------

TOTAL U.S. GOVERNMENT OBLIGATIONS
   (cost of $281,240,202)                   294,990,399
                                           ------------

TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
   (cost of $579,762,834)                   601,433,539
                                           ------------

ASSET-BACKED & NON-AGENCY
MORTGAGE-BACKED SECURITIES - 4.1%
-------------------------------------------------------
Chase Mortgage Finance Corp.,
   7.750% 04/25/30                573,151       611,409
Conseco Finance Securitizations
   Corp.,
   4.348% 02/15/31 (c)            300,000       290,484



See notes to investment portfolio.

August 31, 2002


ASSET-BACKED & NON-AGENCY
MORTGAGE-BACKED SECURITIES
(CONTINUED)                           PAR         VALUE
-------------------------------------------------------
Countrywide Asset-Backed
   Certificates,
   7.240% 12/25/27            $ 1,092,634   $ 1,140,437
Countrywide Home Loans, Inc.,
   7.250% 09/25/29              1,742,812     1,814,947
Countrywide Mortgage Trust,
   7.600% 04/25/23                271,809       271,809
First Boston Mortgage Securities
   Corp.,
   6.150% 09/28/13                 97,226        97,226
GE Capital Mortgage Services, Inc.,
   8.000% 06/25/30                712,295       711,554
Green Tree Financial Corp.,
   7.850% 08/15/25              9,100,000     8,305,172
Headlands Mortgage Securities, Inc.,
   7.750% 03/25/27              4,521,835     4,511,796
Norwest Asset Securities Corp.:
   6.750% 05/25/28              1,900,617     2,007,432
   7.000% 04/25/12                800,531       837,013
Preferred Mortgage Asset Trust,
   7.900% 05/25/12 (d)            462,157       462,157
Residential Asset Securitization
   Trust,
   7.500% 11/25/11                761,729       771,358
Residential Funding Mortgage
   Securities I, Inc.,
   7.500% 12/25/29              1,915,883     2,006,289
Tryon Mortgage Funding, Inc.,
   7.500% 02/20/27                959,843       984,357
Washington Mutual Mortgage
   Loan Trust,
   2.650% 01/25/40 (c)          2,500,000     2,520,411
                                           ------------

TOTAL ASSET-BACKED & NON-AGENCY
MORTGAGE-BACKED SECURITIES
   (cost of $27,373,322)                     27,343,851
                                           ------------

CORPORATE FIXED-INCOME BONDS & NOTES - 3.6%
-------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 1.2%
NON-DEPOSITORY CREDIT INSTITUTIONS - 1.2%
Boeing Capital Corp.,
   6.500% 02/15/12              2,500,000     2,590,475
General Motors Acceptance Corp.,
   7.000% 02/01/12              2,500,000     2,523,400
Verizon Global Funding Corp.,
   7.250% 12/01/10              2,500,000     2,500,825
                                           ------------
                                              7,614,700
                                           ------------




                                      PAR         VALUE
-------------------------------------------------------
MANUFACTURING - 1.2%
CHEMICALS & ALLIED PRODUCTS - 0.4%
Dow Chemical Co.,
   6.125% 02/01/11             $ 2,500,000  $ 2,566,325
                                           ------------

FOOD & KINDRED PRODUCTS - 0.4%
Kraft Foods, Inc.,
   5.625% 11/01/11              2,500,000     2,601,925
                                           ------------

METALS & MINING - 0.4%
Alcoa, Inc.,
   6.000% 01/15/12              2,500,000     2,665,250
                                           ------------

-------------------------------------------------------
RETAIL TRADE - 0.4%
GENERAL MERCHANDISE STORES - 0.4%
Target Corp.,
   5.875% 03/01/12              2,500,000     2,663,275
                                           ------------

-------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS,
ELECTRIC, GAS & SANITARY SERVICES - 0.8%
BROADCASTING - 0.4%
Gannett Co., Inc.,
   6.375% 04/01/12              2,500,000     2,750,450
                                           ------------

PRINTING & PUBLISHING - 0.4%
Viacom, Inc.,
   6.625% 05/15/11              2,500,000     2,682,750
                                           ------------

TOTAL CORPORATE FIXED-INCOME BONDS & NOTES
   (cost of $22,694,740)                     23,544,675
                                           ------------

SHORT-TERM OBLIGATIONS - 33.6%
-------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 11.9%
Federal Home Loan Mortgage Corp.:
   1.600% 09/03/02             51,000,000    50,995,467
   1.800% 09/03/02             27,731,000    27,728,227
                                           ------------
   (cost of $78,723,694)                     78,723,694
                                           ------------



See notes to investment portfolio.

August 31, 2002



SHORT-TERM OBLIGATIONS (CONTINUED)    PAR         VALUE
-------------------------------------------------------
REPURCHASE AGREEMENT - 21.7%
Repurchase agreement with SBC
   Warburg Ltd., dated 08/30/02,
   due 09/03/02 at 1.820%,
   collateralized by U.S. Treasury
   Bonds and/or Notes with
   various maturities to 02/15/29,
   market value $146,888,508
   (repurchase proceeds $143,667,047)
   (cost of $143,638,000)     $143,638,000 $143,638,000
                                           ------------

TOTAL SHORT-TERM OBLIGATIONS
   (cost of $222,361,694)                   222,361,694
                                           ------------

TOTAL INVESTMENTS - 132.3%
   (cost of $852,192,590)(e)                874,683,759
                                           ------------

OTHER ASSETS & LIABILITIES, NET - (32.3)%  (213,370,031)
-------------------------------------------------------
Net Assets - 100.0%                        $661,313,728
                                           ============





NOTES TO INVESTMENT PORTFOLIO:

(a) This security has been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and settlement date. The exact quantity purchased may be slightly more or less than the amount shown.

(b) This security, or a portion thereof with a market value of $1,228,378, is being used to collateralize open futures contracts.

(c) Interest rates on variable rate securities change periodically. The rate listed is as of August 31, 2002.

(d) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2002, the value of this security amounted to $462,157, which represents 0.1% of net assets.

(e) Cost for generally accepted accounting principles is $852,192,590. Cost for federal income tax purposes is $853,521,374. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to timing differences and amortization/accretion tax elections on fixed-income securities. Realized losses have been deferred for tax purposes and cost adjusted accordingly.

Long futures contracts open at August 31, 2002:

                     PAR VALUE               UNREALIZED
                    COVERED BY  EXPIRATION  APPRECIATION
     TYPE            CONTRACTS     MONTH     AT 08/31/02
--------------------------------------------------------
5 Year U.S.
   Treasury Note   $14,200,000   December     $86,697
                                              =======

Short futures contracts open at August 31, 2002:

                     PAR VALUE               UNREALIZED
                    COVERED BY  EXPIRATION  DEPRECIATION
     TYPE            CONTRACTS     MONTH     AT 08/31/02
--------------------------------------------------------
2 Year U.S.
   Treasury Note   $ 4,400,000   December    $(13,993)
10 Year U.S.
   Treasury Note    13,000,000   September   (739,216)
30 Year U.S.
   Treasury Bond    21,900,000   December    (204,808)
                                            ---------
                                            $(958,017)
                                            =========


See notes to financial statements.


Statements of Assets and Liabilities

August 31, 2002

                                                                             LIGF                          LFSF
--------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at cost                                                   $ 748,011,982                   $ 852,192,590
--------------------------------------------------------------------------------------------------------------------
Investments, at value                                                  $ 699,648,260                   $ 731,045,759
Repurchase agreement                                                      80,680,000                     143,638,000
Receivable for:
   Investments sold                                                          308,317                         190,800
   Fund shares sold                                                           43,287                       3,782,426
   Interest                                                                7,623,582                       4,256,571
Deferred Trustees' compensation plan                                          16,504                          13,535
Other assets                                                                  25,307                          35,195
--------------------------------------------------------------------------------------------------------------------
     Total Assets                                                        788,345,257                     882,962,286
--------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable to custodian bank                                                    124,753                         147,139
Payable for:
   Investments purchased on a delayed delivery basis                     123,414,185                     219,273,735
   Fund shares repurchased                                                   625,422                         383,187
   Futures variation margin                                                    6,438                          61,625
   Distributions                                                             848,770                       1,130,337
   Management fee                                                            338,561                         331,940
   Transfer agent fee                                                        219,971                         198,997
   Pricing and bookkeeping fees                                               21,709                          20,722
Deferred Trustees' fees                                                       16,504                          13,535
Other liabilities                                                            104,915                          87,341
--------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                   125,721,228                     221,648,558
--------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                             $ 662,624,029                   $ 661,313,728
====================================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                        $ 773,648,782                   $ 721,004,818
Overdistributed net investment income                                     (2,129,533)                     (2,479,091)
Accumulated net realized loss                                           (140,368,465)                    (78,831,848)
Net unrealized appreciation (depreciation) on:
   Investments                                                            32,316,278                      22,491,169
   Futures contracts                                                        (843,033)                       (871,320)
--------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                             $ 662,624,029                   $ 661,313,728
--------------------------------------------------------------------------------------------------------------------
CLASS A:
Net assets                                                             $ 560,514,771                   $ 567,269,781
Shares outstanding                                                        82,599,068                      52,153,860
--------------------------------------------------------------------------------------------------------------------
Net asset value per share                                              $        6.79(a)                $       10.88(a)
====================================================================================================================
Maximum offering price per share (NAV/0.9525)                          $        7.13(b)                $       11.42(b)
====================================================================================================================
CLASS B:
Net assets                                                             $  87,614,139                   $  82,701,460
Shares outstanding                                                        12,911,105                       7,603,537
--------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share                           $        6.79(a)                $       10.88(a)
====================================================================================================================
CLASS C:
Net assets                                                             $  11,092,568                   $  10,685,803
Shares outstanding                                                         1,634,625                         982,444
--------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share                           $        6.79(a)                $       10.88(a)
====================================================================================================================
CLASS Z:
Net assets                                                              $  3,402,551                   $     656,684
Shares outstanding                                                           501,408                          60,379
--------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share                $       6.79                   $       10.88
====================================================================================================================

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

13


Statements of Operations

For the Year Ended August 31, 2002

                                                                             LIGF                          LFSF
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest (including income on securities loaned
   of $15,953 and $12,433, respectively)                               $  32,590,271                   $  31,833,481
Dollar roll fee income                                                     5,396,819                       6,056,193
--------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                                37,987,090                      37,889,674
--------------------------------------------------------------------------------------------------------------------
EXPENSES:
Management fee                                                             3,895,580                       3,798,851
Distribution fee:
   Class B                                                                   574,076                         459,005
   Class C                                                                    70,440                          56,113
Service fee:
   Class A                                                                 1,379,870                       1,406,450
   Class B                                                                   189,585                         153,909
   Class C                                                                    24,157                          18,892
Pricing and bookkeeping fees                                                 260,401                         253,750
Transfer agent fee                                                         2,030,357                       1,805,099
Trustees' fee                                                                 31,914                          14,139
Custody fee                                                                  118,358                          56,462
Other expenses                                                               145,629                         208,381
--------------------------------------------------------------------------------------------------------------------
   Total Expenses                                                          8,720,367                       8,231,051
Fees waived by Distributor - Class C                                         (14,314)                        (11,343)
Custody earnings credit                                                       (1,594)                         (1,794)
--------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                            8,704,459                       8,217,914
--------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                     29,282,631                      29,671,760
--------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS:
Net realized gain (loss) on:
   Investments                                                            16,572,000                      27,729,281
   Futures contracts                                                         124,629                         (31,667)
--------------------------------------------------------------------------------------------------------------------
     Net realized gain                                                    16,696,629                      27,697,614
--------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                             3,088,520                      (8,585,883)
   Futures contracts                                                        (916,396)                       (852,438)
--------------------------------------------------------------------------------------------------------------------
     Net change in unrealized appreciation/depreciation                    2,172,124                      (9,438,321)
--------------------------------------------------------------------------------------------------------------------
Net Gain                                                                  18,868,753                      18,259,293
--------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets from Operations                             $  48,151,384                   $  47,931,053
====================================================================================================================


14


Statements of Changes in Net Assets

                                                                     LIGF                            LFSF
                                                          ---------------------------      -------------------------
                                                          YEAR ENDED       YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                          AUGUST 31,       AUGUST 31,      AUGUST 31,     AUGUST 31,
INCREASE (DECREASE) IN NET ASSETS:                           2002             2001            2002           2001
=====================================================================================================================
OPERATIONS:
Net investment income                                    $  29,282,631  $  35,782,151    $  29,671,760  $  36,726,876
Net realized gain on investments
   and futures contracts                                    16,696,629      7,947,356       27,697,614      4,584,420
Net change in unrealized appreciation/depreciation
   on investments and futures contracts                      2,172,124     23,506,165       (9,438,321)    31,452,963
---------------------------------------------------------------------------------------------------------------------
Net Increase from Operations                                48,151,384     67,235,672       47,931,053     72,764,259
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                 (27,476,937)   (28,321,104)     (29,650,346)   (33,416,321)
   Class B                                                  (3,178,671)    (5,923,009)      (2,777,267)    (2,652,375)
   Class C                                                    (402,857)      (198,131)        (349,869)      (238,158)
   Class Z                                                     (37,403)      (116,077)          (7,278)          (354)
---------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders               (31,095,868)   (34,558,321)     (32,784,760)   (36,307,208)
---------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                           335,433,205    301,227,404      100,303,721     49,220,341
   Proceeds received in connection with merger                      --     13,490,658               --             --
   Distributions reinvested                                 16,996,881     17,734,677       15,748,219     18,014,892
   Redemptions                                            (364,554,734)  (266,374,294)    (139,968,052)  (105,240,352)
---------------------------------------------------------------------------------------------------------------------
      Net Increase (Decrease)                              (12,124,648)    66,078,445      (23,916,112)   (38,005,119)
---------------------------------------------------------------------------------------------------------------------
Class B:
   Subscriptions                                            53,330,609     26,691,929       54,024,740     28,101,813
   Proceeds received in connection with merger                      --      7,830,746               --             --
   Distributions reinvested                                  2,068,650      3,531,945        1,882,519      1,665,693
   Redemptions                                             (53,743,889)  (144,102,350)     (30,100,677)   (31,075,214)
---------------------------------------------------------------------------------------------------------------------
      Net Increase (Decrease)                                1,655,370   (106,047,730)      25,806,582     (1,307,708)
---------------------------------------------------------------------------------------------------------------------
Class C:
   Subscriptions                                            32,237,449      8,631,527       13,312,663      4,795,998
   Distributions reinvested                                    295,352        163,874          232,645        168,607
   Redemptions                                             (27,615,850)    (4,971,365)      (9,439,317)    (2,406,545)
---------------------------------------------------------------------------------------------------------------------
      Net Increase                                           4,916,951      3,824,036        4,105,991      2,558,060
---------------------------------------------------------------------------------------------------------------------
Class Z:
   Subscriptions                                             4,970,123      1,303,406          815,408         11,639
   Distributions reinvested                                     35,258        116,077            6,533            354
   Redemptions                                              (1,891,651)    (7,776,387)        (185,258)            --
---------------------------------------------------------------------------------------------------------------------
      Net Increase (Decrease)                                3,113,730     (6,356,904)         636,683         11,993
---------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) from Share Transactions             (2,438,597)   (42,502,153)       6,633,144    (36,742,774)
---------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                     14,616,919     (9,824,802)      21,779,437       (285,723)
NET ASSETS:
Beginning of period                                        648,007,110    657,831,912      639,534,291    639,820,014
---------------------------------------------------------------------------------------------------------------------
End of period                                            $ 662,624,029  $ 648,007,110    $ 661,313,728  $ 639,534,291
=====================================================================================================================
Overdistributed net investment income                    $  (2,129,533) $    (679,901)   $  (2,479,091) $  (1,186,705)
=====================================================================================================================


See notes to financial statements.

15


Statements of Changes in Net Assets (continued)



                                                                     LIGF                            LFSF
                                                          ---------------------------      -------------------------
                                                          YEAR ENDED       YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                          AUGUST 31,       AUGUST 31,      AUGUST 31,     AUGUST 31,
                                                             2002            2001             2002           2001
---------------------------------------------------------------------------------------------------------------------
CHANGES IN SHARES:
Class A:
   Subscriptions                                            50,696,222     46,598,412        9,364,764      4,730,239
   Issued in connection with merger                                 --      2,065,951               --             --
   Issued for distributions reinvested                       2,556,581      2,740,519        1,479,077      1,742,578
   Redemptions                                             (55,073,546)   (41,123,530)     (13,129,828)   (10,158,140)
---------------------------------------------------------------------------------------------------------------------
      Net Increase (Decrease)                               (1,820,743)    10,281,352       (2,285,987)    (3,685,323)
---------------------------------------------------------------------------------------------------------------------
Class B:
   Subscriptions                                             8,014,496      4,107,574        5,046,646      2,697,587
   Issued in connection with merger                                 --      1,199,195               --             --
   Issued for distributions reinvested                         310,914        547,662          176,684        161,119
   Redemptions                                              (8,107,412)   (22,405,586)      (2,836,306)    (3,006,935)
---------------------------------------------------------------------------------------------------------------------
      Net Increase (Decrease)                                  217,998    (16,551,155)       2,387,024       (148,229)
---------------------------------------------------------------------------------------------------------------------
Class C:
   Subscriptions                                             4,869,112      1,323,398        1,250,806        462,424
   Issued for distributions reinvested                          44,412         25,221           21,832         16,282
   Redemptions                                              (4,172,581)      (762,313)        (888,247)      (231,723)
---------------------------------------------------------------------------------------------------------------------
      Net Increase                                             740,943        586,306          384,391        246,983
---------------------------------------------------------------------------------------------------------------------
Class Z:
   Subscriptions                                               740,277        196,864           75,819          1,099
   Issued for distributions reinvested                           5,251         20,091              608             34
   Redemptions                                                (282,848)    (1,197,117)         (17,283)            --
---------------------------------------------------------------------------------------------------------------------
      Net Increase (Decrease)                                  462,680       (980,162)          59,144          1,133
---------------------------------------------------------------------------------------------------------------------


See notes to financial statements.

Notes to Financial Statements

August 31, 2002




NOTE 1. ACCOUNTING POLICIES
ORGANIZATION:

Liberty Intermediate Government Fund ("LIGF"), a series of Liberty Funds Trust II and Liberty Federal Securities Fund ("LFSF"), a series of Liberty Funds Trust III (the series collectively referred to as the "Funds") are diversified portfolios. Liberty Funds Trust II and Liberty Funds Trust III are Massachusetts business trusts, registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. LIGF's and LFSF's investment goal is to seek as high a level of current income and total return, as is consistent with prudent risk. The Funds may issue an unlimited number of shares. The Funds offer four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Funds' prospectus.

On February 9, 2001, the Liberty Short Term Government Fund merged into LIGF as follows:

Shares                   Mutual Fund      Unrealized
Issued               Net Assets Received Appreciation1
-----                 -----------------  ------------
3,265,146                $21,321,404        $72,856


Net Assets                                Net Assets
of the Fund                               of the Fund
prior to the                           immediately after
combination                               combination
----------                               ------------
$645,595,755                             $666,917,159

-----------------
1 Unrealized appreciation is included in the Mutual Fund Net Assets Received amount shown above.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Funds may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices.

The Funds may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by a Fund of securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to accrue interest and receive principal payments on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party.

The Funds maintain U.S. Government securities or other liquid high grade debt obligations as collateral with respect to mortgage dollar roll transactions and securities traded on other than normal settlement terms.

INTEREST INCOME, DEBT DISCOUNT
AND PREMIUM:

Interest income is recorded on the accrual basis. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction.

Effective September 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The cumulative effect of this accounting change did not impact total net assets of the Funds, but resulted in reclassifications as followed, based on securities held by the Funds on September 1, 2001:

                                              Net
                                          Unrealized
Fund                            Cost     Appreciation
-----                          -------   ------------
LIGF                        $(2,470,916)  $2,470,916
LFSF                         (1,085,485)   1,085,485


The effect of this change for the year ended August 31, 2002 is as follows:

               Net             Net            Net
           Investment      Unrealized      Realized
Fund         Income       Appreciation       Loss
-----        -------      ------------     ---------
LIGF      $(2,037,828)      $(420,778)    $2,458,606
LFSF        (1,155,941)       230,475        925,466


The Statements of Changes in Net Assets and the Financial Highlights for prior periods have not been restated to reflect this change.

SECURITIES LENDING:

The Funds may lend their securities to certain qualified brokers who pay the Funds negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Funds may bear risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At August 31, 2002, neither LIGF or LFSF had any securities out on loan.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:

All income, expenses (other than Class A, Class B and Class C service fees and Class B and Class C distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for each Fund for the entire period by the service fees for Class A, Class B and Class C shares and the distribution fees for Class B and Class C shares only.

DISTRIBUTIONS TO SHAREHOLDERS:

Each Fund declares and records distributions daily and pays monthly.

OTHER:

The Funds' custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds. The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEDERAL TAX INFORMATION

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of losses from wash sales, discount accretion/ premium amortization on debt securities, straddle deferrals, mark-to-market on futures contracts, current year distribution payable, non-deductible expenses and capital loss carryforwards. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2002, permanent items identified and reclassified among the components of net assets are as follows:

         Overdistributed
               Net        Accumulated
           Investment    Net Realized       Paid-In
             Income          Loss           Capital
            ---------     ----------       --------
LIGF       $2,834,521    $(2,834,521)            $--
LFSF        2,906,099     56,803,121     (59,709,220)


Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions paid during the year ended August 31, 2002 was as follows:


                       Ordinary
                        Income
                       --------
LIGF                  $31,095,868
LFSF                   32,784,760


As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

                       Undistributed
                         Ordinary         Unrealized
                          Income         Appreciation*
                       ------------      ------------
LIGF                       $811,177      $28,997,920
LFSF                             --       20,291,065

------------------
* The difference between book-basis and tax-basis unrealized appreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales.

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration         LIGF              LFSF
----------------          ------            ------
2003                   $ 59,945,058      $        --
2004                     32,580,328       21,929,352
2005                     18,973,274               --
2007                        287,185               --
2008                     11,858,635       24,031,026
2009                     15,616,545       29,849,094
                      -------------     ------------
Total                  $139,261,025      $75,809,472
                      -------------     ------------

Of the LIGF capital loss carryforwards expiring in 2007 and 2008, $287,185 and $190,623, respectively, were acquired in the merger with Liberty Short Term Government Fund. Its availability for use in offsetting any future realized gains may be limited in a given year.

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

NOTE 3. FEES AND COMPENSATION PAID
TO AFFILIATES

MANAGEMENT FEE:

Colonial Management Associates, Inc. (the "Advisor") is the investment advisor of each Fund and furnishes accounting and other services and office facilities for a monthly fee based on each Fund's average daily net assets as follows:

LIGF                                        Annual
Average Daily Net Assets                   Fee Rate
----------------------                     --------
First $1 billion                             0.60%
Next $500 million                            0.55%
Over $1.5 billion                            0.50%



LFSF                                        Annual
Average Daily Net Assets                   Fee Rate
----------------------                     --------
First $1 billion                             0.60%
Next $1 billion                              0.55%
Next $1 billion                              0.50%
Over $3 billion                              0.40%


On November 1, 2001, Liberty Financial Companies, Inc., the former parent of the Advisor, completed the sale of its asset management business, including the Advisor, to a subsidiary of FleetBoston Financial Corporation. This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contracts with the Funds. The Funds obtained approval of new investment advisory contracts by the Funds' Board of Trustees and shareholders, which became effective upon completion of the sale. The new contracts are identical to the prior contracts in all material respects except for their effective and termination dates.

BOOKKEEPING FEE:

The Advisor is responsible for providing pricing and bookkeeping services to each Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with each Fund, the Advisor receives from each Fund an annual flat fee of $10,000, paid monthly, and in any month that each Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of each Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. For the year ended August 31, 2002, the net asset based fee rates were 0.036% and 0.036% for LIGF and LFSF, respectively.

TRANSFER AGENT FEE:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.06% annually of each Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Advisor, is each Fund's principal underwriter. For the year ended August 31, 2002, each Fund has been advised that the Distributor retained net underwriting discounts on LIGF and LFSF of $21,426 and $37,879, respectively, on sales of each Fund's Class A shares and received contingent deferred sales charges ("CDSC") of $28,714 and $10,667 on Class A share redemptions, $217,125 and $214,471 on Class B share redemptions, and $19,244 and $15,535, on Class C share redemptions, respectively.

Each Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually on the average daily net assets attributable to Class A, Class B and Class C shares as of the 20th of each month. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed, until further notice, to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% annually for LIGF and LFSF.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER:

The Funds pay no compensation to their officers, all of whom are employees of the Advisor or its affiliates.

The Funds' Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

The Funds have an agreement with their custodian bank under which $1,594 and $1,794 of custody fees were reduced by balance credits for the year ended August 31, 2002, for LIGF and LFSF, respectively. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

NOTE 4. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

For the year ended August 31, 2002, purchases and sales of investments, other than short-term obligations and mortgage dollar roll transactions, were as follows:

                             Purchases       Sales
                             ---------    ----------
LIGF                      $391,743,830   $241,982,088
LFSF                       476,237,163    538,670,739


Unrealized appreciation (depreciation) at August 31, 2002, based on cost of investments for federal income tax purposes, was:

                               LIGF          LFSF
                             ---------     ---------
Gross unrealized
  appreciation             $30,310,642    $22,466,609
Gross unrealized
  depreciation                (469,689)    (1,304,224)
                           -----------    -----------
Net unrealized
  appreciation             $29,840,953    $21,162,385
                           ===========    ===========

OTHER:

The Funds may invest in municipal and U.S. Treasury futures contracts and purchase and write options on futures. The Funds will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Funds and not for trading purposes. The use of futures contracts and options involves certain risks which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the amount recorded in each Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Funds deposit cash or securities with their custodian in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires. Refer to each Fund's Investment Portfolio for a summary of open futures contracts at August 31, 2002.

NOTE 5. SUBSEQUENT EVENT

The Board of Trustees of LIGF has approved a proposal to reorganize the Fund into LFSF, subject to shareholder approval and the satisfaction of certain other conditions. If shareholders of LIGF approve the proposal, all of the assets and liabilities of LIGF will be transferred to LFSF and shareholders of LIGF will receive shares of LFSF in exchange for their shares. Shareholders of LIGF are scheduled to vote on the proposal at a special meeting of shareholders to be held on October 18, 2002. If approved at the special meeting, the reorganization is proposed to take place on or around November 4, 2002.


Financial Highlights -- Liberty Intermediate Government Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                      YEAR ENDED AUGUST 31,
-----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                2002             2001             2000             1999             1998
=======================================================================================================================
NET ASSET VALUE,
   BEGINNING OF PERIOD                       $ 6.61           $ 6.28           $ 6.32           $ 6.73           $ 6.51
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM
   INVESTMENT OPERATIONS:
Net investment income                          0.31(a)(b)       0.36(a)          0.40(c)          0.38             0.42
Net realized and unrealized gain (loss)
   on investments and futures contracts        0.19(b)          0.32            (0.05)           (0.42)            0.20
-----------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations          0.50             0.68             0.35            (0.04)            0.62
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                    (0.32)           (0.35)           (0.38)           (0.37)           (0.38)
In excess of net investment income               --               --               --(d)            --            (0.02)
Return of capital                                --               --            (0.01)              --               --
-----------------------------------------------------------------------------------------------------------------------
   Total Distributions
     Declared to Shareholders                 (0.32)           (0.35)           (0.39)           (0.37)           (0.40)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   END OF PERIOD                             $ 6.79           $ 6.61           $ 6.28           $ 6.32           $ 6.73
=======================================================================================================================
Total return(e)                                7.84%           11.10%            5.77%           (0.70)%           9.87%
=======================================================================================================================
RATIOS TO AVERAGE NET ASSETS:
Expenses(f)                                    1.24%            1.18%            1.20%            1.15%            1.12%
Net investment income(f)                       4.61%(b)         5.62%            6.35%            6.10%            6.02%
Portfolio turnover rate                          43%             218%              84%              62%             214%
Net assets, end of period (000's)          $560,515         $557,944         $465,738         $537,353         $650,849


(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, was to decrease net investment income per share by $0.02, increase net realized and unrealized gain per share by $0.02 and decrease the ratio of net investment income to average net assets from 4.92% to 4.61%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.

(c) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.

(d)  Represents less than $0.01 per share.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.


Financial Highlights-- Liberty Intermediate Government Fund (continued)


Selected data for a share outstanding throughout each period is as follows:

                                                                      YEAR ENDED AUGUST 31,
-----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                                2002             2001             2000             1999             1998
=======================================================================================================================
NET ASSET VALUE,
   BEGINNING OF PERIOD                       $ 6.61           $ 6.28           $ 6.32           $ 6.73           $ 6.51
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM
   INVESTMENT OPERATIONS:
Net investment income                          0.26(a)(b)       0.31(a)          0.35(c)          0.33             0.37
Net realized and unrealized gain (loss)
   on investments and futures contracts        0.19(b)          0.32            (0.05)           (0.42)            0.20
-----------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations          0.45             0.63             0.30            (0.09)            0.57
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                    (0.27)           (0.30)           (0.33)           (0.32)           (0.33)
In excess of net investment income               --               --               --(d)            --            (0.02)
Return of capital                                --               --            (0.01)              --               --
-----------------------------------------------------------------------------------------------------------------------
   Total Distributions
     Declared to Shareholders                 (0.27)           (0.30)           (0.34)           (0.32)           (0.35)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   END OF PERIOD                             $ 6.79           $ 6.61           $ 6.28           $ 6.32           $ 6.73
=======================================================================================================================
Total return(e)                                7.04%           10.31%            4.98%           (1.44)%           9.03%
=======================================================================================================================
RATIOS TO AVERAGE NET ASSETS:
Expenses(f)                                    1.99%            1.93%            1.95%            1.90%            1.87%
Net investment income(f)                       3.86%(b)         4.87%            5.60%            5.35%            5.27%
Portfolio turnover rate                          43%             218%              84%              62%             214%
Net assets, end of period (000's)          $ 87,614         $ 83,901         $183,760         $295,832         $395,056


(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, was to decrease net investment income per share by $0.02, increase net realized and unrealized gain per share by $0.02 and decrease the ratio of net investment income to average net assets from 4.17% to 3.86%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.

(c) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.

(d)  Represents less than $0.01 per share.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.


Financial Highlights-- Liberty Intermediate Government Fund (continued)


Selected data for a share outstanding throughout each period is as follows:

                                                                      YEAR ENDED AUGUST 31,
-----------------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                2002             2001             2000             1999             1998
=======================================================================================================================
NET ASSET VALUE,
   BEGINNING OF PERIOD                       $ 6.61           $ 6.28           $ 6.32           $ 6.73           $ 6.51
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM
   INVESTMENT OPERATIONS:
Net investment income                          0.27(a)(b)       0.33(a)          0.36(c)          0.34             0.38
Net realized and unrealized gain (loss)
   on investments and futures contracts        0.19(b)          0.31            (0.05)           (0.42)            0.20
-----------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations          0.46             0.64             0.31            (0.08)            0.58
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                    (0.28)           (0.31)           (0.34)           (0.33)           (0.34)
In excess of net investment income               --               --               --(d)            --            (0.02)
Return of capital                                --               --            (0.01)              --               --
-----------------------------------------------------------------------------------------------------------------------
   Total Distributions
     Declared to Shareholders                 (0.28)           (0.31)           (0.35)           (0.33)           (0.36)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   END OF PERIOD                             $ 6.79           $ 6.61           $ 6.28           $ 6.32           $ 6.73
=======================================================================================================================
Total return(e)(f)                             7.20%           10.46%            5.14%           (1.29)%           9.20%
=======================================================================================================================
RATIOS TO AVERAGE NET ASSETS:
Expenses(g)                                    1.84%            1.78%            1.80%            1.75%            1.72%
Net investment income(g)                       4.01%(b)         5.02%            5.75%            5.50%            5.42%
Waiver/reimbursement                           0.15%            0.15%            0.15%            0.15%            0.15%
Portfolio turnover rate                          43%             218%              84%              62%             214%
Net assets, end of period (000's)          $ 11,093          $ 5,906          $ 1,931          $ 3,109          $ 1,005


(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, was to decrease net investment income per share by $0.02, increase net realized and unrealized gain per share by $0.02 and decrease the ratio of net investment income to average net assets from 4.32% to 4.01%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.

(c) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.

(d)  Represents less than $0.01 per share.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Had the Distributor not waived a portion of the expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.


Financial Highlights-- Liberty Intermediate Government Fund (continued)


Selected data for a share outstanding throughout each period is as follows:

                                                                             YEAR ENDED AUGUST 31,
-----------------------------------------------------------------------------------------------------------------------
CLASS Z SHARES                                              2002             2001             2000             1999(a)
=======================================================================================================================
NET ASSET VALUE,
   BEGINNING OF PERIOD                                        $ 6.61           $ 6.28           $ 6.32           $ 6.76
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM
   INVESTMENT OPERATIONS:
Net investment income                                           0.33(b)(c)       0.37(b)          0.41(d)          0.22
Net realized and unrealized gain (loss)
   on investments and futures contracts                         0.19(c)          0.33            (0.05)           (0.43)
-----------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                           0.52             0.70             0.36            (0.21)
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                                     (0.34)           (0.37)           (0.39)           (0.23)
In excess of net investment income                                --               --               --(e)            --
Return of capital                                                 --               --            (0.01)              --
-----------------------------------------------------------------------------------------------------------------------
   Total Distributions
     Declared to Shareholders                                  (0.34)           (0.37)           (0.40)           (0.23)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   END OF PERIOD                                              $ 6.79           $ 6.61           $ 6.28           $ 6.32
=======================================================================================================================
Total return(f)                                                 8.11%           11.37%            6.03%           (3.31)%(g)
=======================================================================================================================
RATIOS TO AVERAGE NET ASSETS:
Expenses(h)                                                     0.99%            0.93%            0.95%            0.92%(i)
Net investment income(h)                                        4.86%(c)         5.87%            6.60%            6.35%(i)
Portfolio turnover rate                                           43%             218%              84%              62%
Net assets, end of period (000's)                            $ 3,403            $ 256          $ 6,402          $ 7,317


(a) Class Z shares were initially offered on January 29, 1999. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, was to decrease net investment income per share by $0.02, increase net realized and unrealized gain per share by $0.02 and decrease the ratio of net investment income to average net assets from 5.17% to 4.86%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.

(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.

(e)  Represents less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(i)  Annualized.


Financial Highlights -- Liberty Federal Securities Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                      YEAR ENDED AUGUST 31,
-----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                               2002             2001             2000             1999             1998
=======================================================================================================================
NET ASSET VALUE,
   BEGINNING OF PERIOD                      $ 10.61          $ 10.02          $ 10.14          $ 11.08          $ 10.52
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM
   INVESTMENT OPERATIONS:
Net investment income                          0.51(a)(b)       0.60(a)          0.74(c)          0.70             0.71
Net realized and unrealized gain (loss)
   on investments and futures contracts        0.32(b)          0.58            (0.14)           (0.97)            0.53
-----------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations          0.83             1.18             0.60            (0.27)            1.24
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                    (0.56)           (0.59)           (0.68)           (0.67)           (0.68)
In excess of net investment income               --               --            (0.03)              --               --
Return of capital                                --               --            (0.01)              --               --
-----------------------------------------------------------------------------------------------------------------------
   Total Distributions
     Declared to Shareholders                 (0.56)           (0.59)           (0.72)           (0.67)           (0.68)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   END OF PERIOD                            $ 10.88          $ 10.61          $ 10.02          $ 10.14          $ 11.08
=======================================================================================================================
Total return(d)                                8.05%           12.12%            6.23%           (2.56)%          12.11%
=======================================================================================================================
RATIOS TO AVERAGE NET ASSETS:
Expenses(e)                                    1.21%            1.15%            1.17%            1.15%            1.14%
Net investment income(e)                       4.77%(b)         5.82%            6.87%            6.58%            6.49%
Portfolio turnover rate                          94%             229%              96%              42%             356%
Net assets, end of period (000's)          $567,270         $577,809         $582,535         $681,542         $820,733


(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, was to decrease net investment income per share by $0.02, increase net realized and unrealized gain per share by $0.02 and decrease the ratio of net investment income to average net assets from 4.95% to 4.77%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.

(c) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.


Financial Highlights -- Liberty Federal Securities Fund (continued)


Selected data for a share outstanding throughout each period is as follows:

                                                                      YEAR ENDED AUGUST 31,
-----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                               2002             2001             2000             1999             1998
=======================================================================================================================
NET ASSET VALUE,
   BEGINNING OF PERIOD                      $ 10.61          $ 10.02          $ 10.14          $ 11.08          $ 10.52
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM
   INVESTMENT OPERATIONS:
Net investment income                          0.43(a)(b)       0.52(a)          0.67(c)          0.62             0.63
Net realized and unrealized gain (loss)
   on investments and futures contracts        0.32(b)          0.59            (0.14)           (0.97)            0.53
-----------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations          0.75             1.11             0.53            (0.35)            1.16
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                    (0.48)           (0.52)           (0.61)           (0.59)           (0.60)
In excess of net investment income               --               --            (0.03)              --               --
Return of capital                                --               --            (0.01)              --               --
-----------------------------------------------------------------------------------------------------------------------
   Total Distributions
    Declared to Shareholders                  (0.48)           (0.52)           (0.65)           (0.59)           (0.60)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   END OF PERIOD                            $ 10.88          $ 10.61          $ 10.02          $ 10.14          $ 11.08
=======================================================================================================================
Total return(d)                                7.25%           11.32%            5.44%           (3.30)%          11.26%
=======================================================================================================================
RATIOS TO AVERAGE NET ASSETS:
Expenses(e)                                    1.96%            1.90%            1.92%            1.90%            1.89%
Net investment income(e)                       4.02%(b)         5.07%            6.12%            5.83%            5.74%
Portfolio turnover rate                          94%             229%              96%              42%             356%
Net assets, end of period (000's)          $ 82,701         $ 55,365         $ 53,765         $ 72,306         $ 72,038


(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, was to decrease net investment income per share by $0.02, increase net realized and unrealized gain per share by $0.02 and decrease the ratio of net investment income to average net assets from 4.20% to 4.02%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.

(c) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.


Financial Highlights-- Liberty Federal Securities Fund (continued)



Selected data for a share outstanding throughout each period is as follows:

                                                                      YEAR ENDED AUGUST 31,
-----------------------------------------------------------------------------------------------------------------------
CLASS C SHARES                               2002             2001             2000             1999             1998
=======================================================================================================================
NET ASSET VALUE,
   BEGINNING OF PERIOD                      $ 10.61          $ 10.02          $ 10.14          $ 11.08          $ 10.52
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM
   INVESTMENT OPERATIONS:
Net investment income                          0.44(a)(b)       0.54(a)          0.68(c)          0.64             0.64
Net realized and unrealized gain (loss)
   on investments and futures contracts        0.32(b)          0.58            (0.14)           (0.97)            0.53
-----------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations          0.76             1.12             0.54            (0.33)            1.17
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                    (0.49)           (0.53)           (0.62)           (0.61)           (0.61)
In excess of net investment income               --               --            (0.03)              --               --
Return of capital                                --               --            (0.01)              --               --
-----------------------------------------------------------------------------------------------------------------------
   Total Distributions
     Declared to Shareholders                 (0.49)           (0.53)           (0.66)           (0.61)           (0.61)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   END OF PERIOD                            $ 10.88          $ 10.61          $ 10.02          $ 10.14          $ 11.08
=======================================================================================================================
Total return(d)(e)                             7.41%           11.47%            5.60%           (3.15)%          11.43%
=======================================================================================================================
RATIOS TO AVERAGE NET ASSETS:
Expenses(f)                                    1.81%            1.75%            1.77%            1.79%            1.74%
Net investment income(f)                       4.17%(b)         5.22%            6.27%            5.98%            5.89%
Waiver/reimbursement                           0.15%            0.15%            0.15%            0.15%            0.15%
Portfolio turnover rate                          94%             229%              96%              42%             356%
Net assets, end of period (000's)          $ 10,686          $ 6,347          $ 3,519          $ 4,986          $ 1,405


(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, was to decrease net investment income per share by $0.02, increase net realized and unrealized gain per share by $0.02 and decrease the ratio of net investment income to average net assets from 4.35% to 4.17%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.

(c) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Distributor not waived a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.


Financial Highlights-- Liberty Federal Securities Fund (continued)


Selected data for a share outstanding throughout each period is as follows:

                                                                             YEAR ENDED AUGUST 31,
-----------------------------------------------------------------------------------------------------------------------
CLASS Z SHARES                                              2002             2001             2000             1999(a)
=======================================================================================================================
NET ASSET VALUE,
   BEGINNING OF PERIOD                                       $ 10.61          $ 10.02          $ 10.14          $ 11.01
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM
   INVESTMENT OPERATIONS:
Net investment income                                           0.54(b)(c)       0.63(b)          0.77(d)          0.48
Net realized and unrealized gain (loss)
   on investments and futures contracts                         0.31(c)          0.58            (0.14)           (0.89)
-----------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                           0.85             1.21             0.63            (0.41)
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                                     (0.58)           (0.62)           (0.71)           (0.46)
In excess of net investment income                                --               --            (0.03)              --
Return of capital                                                 --               --            (0.01)              --
-----------------------------------------------------------------------------------------------------------------------
   Total Distributions
     Declared to Shareholders                                  (0.58)           (0.62)           (0.75)           (0.46)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   END OF PERIOD                                             $ 10.88          $ 10.61          $ 10.02          $ 10.14
=======================================================================================================================
Total return(e)                                                 8.32%           12.39%            6.50%           (3.77)%(f)
=======================================================================================================================
RATIOS TO AVERAGE NET ASSETS:
Expenses(g)                                                     0.96%            0.90%            0.92%            0.91%(h)
Net investment income(g)                                        5.02%(c)         6.07%            7.12%            7.19%(h)
Portfolio turnover rate                                           94%             229%              96%              42%
Net assets, end of period (000's)                              $ 657             $ 13              $ 1              $ 1


(a) Class Z shares were initially offered on January 11, 1999. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, was to decrease net investment income per share by $0.02, increase net realized and unrealized gain per share by $0.02 and decrease the ratio of net investment income to average net assets from 5.20% to 5.02%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.

(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h)  Annualized.

Report of Independent Accountants

TO THE TRUSTEES OF LIBERTY FUNDS TRUST II AND THE SHAREHOLDERS OF
LIBERTY INTERMEDIATE GOVERNMENT FUND

AND THE TRUSTEES OF LIBERTY FUNDS TRUST III AND THE SHAREHOLDERS OF LIBERTY FEDERAL SECURITIES FUND

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty Intermediate Government Fund (a series of Liberty Funds Trust II) and Liberty Federal Securities Fund (a series of Liberty Funds Trust III) (collectively, the "Funds") at August 31, 2002, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 16, 2002

UNAUDITED INFORMATION

FEDERAL INCOME TAX INFORMATION

The following average of each Fund's investments, as of the end each quarter, were in Direct U.S. Federal Obligations:

                                                 LIGF         50.14%
                                                 LFSF         45.22%


The following approximation of each Fund's ordinary income distributions was derived from interest on investments in Direct U.S. Federal Obligations:

                                                 LIGF         41.04%
                                                 LFSF         44.63%


The following approximation of each Fund's gross income was derived from interest on investments in Direct U.S. Federal Obligations:

                                                 LIGF         31.06%
                                                 LFSF         37.24%

 TRUSTEES

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of The Liberty Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee, and other directorships they hold are shown below. Each officer listed below serves as an officer of each of the Liberty funds. The Statement of Additional Information (SAI) contains additional information about the Trustees and is available without charge upon request by calling the fund's distributor at 800-345-6611.


                                         Year first                                                  Number of
                                         elected or                                              portfolios in fund       Other
                           Position with  appointed   Principal occupation(s)                    complex overseen      directorships
Name, address and age      Liberty Funds  to office   during past five years                         by trustee             held
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker (age 46)     Trustee      2000     President of UAL Loyalty Services and Executive        81          None

c/o Liberty Funds Group LLC                          Vice President of United Airlines (airline) since
One Financial Center                                 September 2001 (formerly Executive Vice
Boston, MA 02111                                     President from July 1999 to September 2001);
                                                     Chief Financial Officer of United Airlines since
                                                     July 1999; Senior Vice President and Chief
                                                     Financial Officer of UAL, Inc. prior thereto

Janet Langford Kelly (age 44)  Trustee      2000     Executive Vice President-Corporate Development         81          None
c/o Liberty Funds Group LLC                          and Administration, General Counsel and
One Financial Center                                 Secretary, Kellogg Company (food manufacturer),
Boston, MA 02111                                     since September 1999; Senior Vice President,
                                                     Secretary and General Counsel, Sara Lee
                                                     Corporation (branded, packaged, consumer-
                                                     products manufacturer) prior thereto

Richard W. Lowry (age 66)      Trustee      1995     Private Investor since 1987 (formerly                  83          None
c/o Liberty Funds Group LLC                          Chairman and Chief Executive Officer, U.S.
One Financial Center                                 Plywood Corporation [building products
Boston, MA 02111                                     manufacturer])

Salvatore Macera (age 71)      Trustee      1998     Private Investor since 1981 (formerly Executive        81          None
c/o Liberty Funds Group LLC                          Vice President and Director of Itek Corporation
One Financial Center                                 (electronics) from 1975 to 1981)
Boston, MA 02111

Charles R. Nelson (age 59)     Trustee      2000     Professor of Economics, University of Washington,      81          None
c/o Liberty Funds Group LLC                          since January 1976; Ford and Louisa Van Voorhis
One Financial Center                                 Professor of Political Economy, University of
Boston, MA 02111                                     Washington, since September 1993; Director,
                                                     Institute for Economic Research, University of
                                                     Washington, since September 2001; Adjunct
                                                     Professor of Statistics, University of Washington,
                                                     since September 1980; Associate Editor, Journal
                                                     of Money Credit and Banking, since September,
                                                     1993; consultant on economic and statistical matters.

John J. Neuhauser (age 59)     Trustee      1985     Academic Vice President and Dean of Faculties          83      Saucony, Inc.
c/o Liberty Funds Group LLC                          since August 1999, Boston College (formerly                 (athletic footwear)
One Financial Center                                 Dean, Boston College School of Management                   and SkillSoft Corp.
Boston, MA 02111                                     from September 1977 to September 1999)                          (e-learning)

Thomas E. Stitzel (age 66)     Trustee      1998     Business Consultant since 1999 (formerly               81          None
c/o Liberty Funds Group LLC                          Professor of Finance from 1975 to 1999 and Dean
One Financial Center                                 from 1977 to 1991, College of Business, Boise State
Boston, MA 02111                                     University); Chartered Financial Analyst

Thomas C. Theobald (age 65)    Trustee      2000     Managing Director, William Blair Capital Partners      81   Xerox Corporation
c/o Liberty Funds Group LLC                          (private equity investing) since 1994 (formerly            (business products
One Financial Center                                 Chief Executive Officer and Chairman of the              and services), Anixter
Boston, MA 02111                                     Board of Directors, Continental Bank                     International (network
                                                     Corporation)                                                support equipment
                                                                                                            distributor), Jones Lang
                                                                                                               LaSalle (real estate
                                                                                                               management services)
                                                                                                                  and MONY Group
                                                                                                                 (life insurance)



32


 TRUSTEES (CONTINUED)

                                         Year first                                                  Number of
                                         elected or                                              portfolios in fund       Other
                           Position with  appointed   Principal occupation(s)                    complex overseen      directorships
Name, address and age      Liberty Funds  to office   during past five years                         by trustee             held
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
Anne-Lee Verville (age 57)     Trustee      1998     Author and speaker on educational systems needs       81  Chairman of the Board
c/o Liberty Funds Group LLC                          (formerly General Manager, Global Education               of Directors, Enesco
One Financial Center                                 Industry from 1994 to 1997, and President,               Group, Inc. (designer,
Boston, MA 02111                                     Applications Solutions Division from 1991 to                 importer and
                                                     1994, IBM Corporation [global education and             distributor of giftware
                                                     global applications])                                       and collectibles)





INTERESTED TRUSTEES

William E. Mayer* (age 62)     Trustee      1994     Managing Partner, Park Avenue Equity Partners         83 Lee Enterprises (print
c/o Liberty Funds Group LLC                          (private equity fund) since February 1999                 and online media), WR
One Financial Center                                 (formerly Founding Partner, Development Capital             Hambrecht + Co.
Boston, MA 02111                                     LLC from November 1996 to February 1999;                 (financial service and
                                                     Dean and Professor, College of Business and                 provider), First
                                                     Management, University of Maryland from                  Health (health care)
                                                     October 1992 to November 1996)                           Systech Retail Systems
                                                                                                                 (retail industry
                                                                                                                technology provider)

Joseph R. Palombo* (age 49)    Trustee      2000     Chief Operating Officer of Columbia                   81           None
One Financial Center            and                  Management Group, Inc. (Columbia Management
Boston, MA 02111              Chairman               Group) since November 2001; formerly Chief
                               of the                Operations Officer of Mutual Funds, Liberty
                                Board                Financial Companies, Inc. from August 2000 to
                                                     November 2001; Executive Vice President of the
                                                     advisor since April 1999; Executive Vice President
                                                     and Director of Colonial Management Associates,
                                                     Inc. since April 1999; Executive Vice President
                                                     and Chief Administrative Officer of Liberty Funds
                                                     Group LLC (LFG) since April 1999; Director of
                                                     the advisor since September 2000; Trustee and
                                                     Chairman of the Board of Stein Roe Mutual Funds
                                                     since October 2000; Manager of Stein Roe Floating
                                                     Rate Limited Liability Company since October
                                                     2000 (formerly Vice President of Liberty Funds
                                                     from April 1999 to August 2000; Chief Operating
                                                     Officer and Chief Compliance Officer, Putnam
                                                     Mutual Funds from December 1993 to March 1999)

*  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) by reason of his affiliation with WR Hambrecht + Co, a registered broker-dealer. Mr. Palombo is an interested person as an employee of an affiliate of the Advisor.


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

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

                                       [THIS PAGE INTENTIONALLY LEFT BLANK]


 OFFICERS AND TRANSFER AGENT

                                       Year first
                                       elected or
                         Position with  appointed
Name, address and age     Liberty Funds to office   Principal occupation(s) during past five years
-------------------------------------------------------------------------------------------------------------------
OFFICERS
Keith T. Banks (age 46)     President    2001       President of Liberty Funds since November 2001; President, Chief Investment
Columbia Management Group, Inc.                     Officer and Chief Executive Officer of Columbia Management Group since 2001;
590 Madison Avenue, 36th Floor                      President, Chief Executive Officer and Chief Investment Officer of Fleet
Mail Stop NY EH 30636A                              Investment Advisors Inc. since 2000 (formerly Managing Director and Head of U.S.
New York, NY 10022                                  Equity, J.P. Morgan Investment Management from November 1996 to August 2000)

Vicki L. Benjamin (age 41)   Chief       2001       Controller of the Liberty Funds and Liberty All-Star Funds since May 2002; Chief
One Financial Center      Accounting                Accounting Officer of the Liberty Funds and Liberty All-Star Funds since June
Boston, MA 02111          Officer and               2001; Vice President of LFG since April 2001 (formerly Vice President, Corporate
                          Controller                Audit, State Street Bank and Trust Company from May 1998 to April 2001; Audit
                                                    Manager from July 1994 to June 1997; Senior Audit Manager from July 1997 to May
                                                    1998, Coopers & Lybrand, LLP)

J. Kevin Connaughton (age 38) Treasurer  2000       Treasurer of the Liberty Funds and Liberty All-Star Funds since December 2000
One Financial Center                                (formerly Controller of the Liberty Funds and Liberty All-Star Funds from
Boston, MA 02111                                    February 1998 to October 2000); Treasurer of Stein Roe Funds since February 2001
                                                    (formerly Controller from May 2000 to February 2001); Senior Vice President of
                                                    LFG since January 2001 (formerly Vice President from April 2000 to January 2001;
                                                    Vice President of Colonial Management Associates, Inc. from February 1998 to
                                                    October 2000; Senior Tax Manager; Coopers & Lybrand, LLP from April 1996 to
                                                    January 1998)

Jean S. Loewenberg (age 57)Secretary     2002       Secretary of Liberty Funds and Liberty All-Star Funds since February 2002;
One Financial Center                                Senior Vice President and Group Senior Counsel, Fleet National Bank since
Boston, MA 02111                                    November 1996



Important Information About This Report
The Transfer Agent for Liberty Government Funds is:

Liberty Funds Services, Inc.
P.O. Box 8081
Boston, MA  02266-8081

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Shareholder Services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Government Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Annual Report:
Liberty Government Funds

Liberty Government Funds   ANNUAL REPORT, AUGUST 31, 2002

[logo]:LIBERTY FUNDS
A MEMBER OF COLUMBIA MANAGEMENT GROUP
COPYRIGHT 2002 LIBERTY FUNDS DISTRIBUTOR, INC.
A MEMBER OF COLUMBIA MANAGEMENT GROUP
ONE FINANCIAL CENTER, BOSTON, MA  02111-2621


PRSRT STD
U.S. POSTAGE
PAID
HOLLISTON, MA
PERMIT NO. 20


GOV-02/990K-0802 (10/03)  02/2139